                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Advanced Micro Devices, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                         ADVANCED MICRO DEVICES, INC.
                                 One AMD Place
                                 P.O. Box 3453
                       Sunnyvale, California 94088-3453

                                      , 2000

To Our Stockholders:

  We have mailed to you our proxy statement relating to our Annual Meeting of Stockholders at the St. Regis Hotel, 2 East 55th Street, New York, New York 10022, which was held on Thursday, April 27, 2000 at 10:00 a.m., local time.

  After the business discussed in the proxy statement was conducted, the meeting was adjourned to 10:00 a.m., local time, on Thursday, May 25, 2000, at One AMD Place, Sunnyvale, California 94088-3453 for the purpose of considering and voting upon a proposal adopted by our board of directors to amend our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 shares. The amendment would provide the board of directors increased flexibility to issue shares for various corporate purposes. In particular, in light of the significant rise in the market price of our Common Stock, a number of individual investors are not able to purchase round lots of our stock in the market. The amendment would provide the board of directors with the ability to effect a stock split in the form of a stock dividend, an action that would be significantly constrained under our present Restated Certificate of Incorporation. However, our board of directors has no present arrangements, agreements or plans to issue any of the proposed additional authorized shares of Common Stock.

  We are supplementing our proxy statement to provide you with additional information regarding this proposal. The enclosed supplementary information is important and we encourage you to give it your careful consideration.

  In addition to the supplementary information, we are enclosing another proxy card. Our stockholders of record at the close of business on February 28, 2000 are entitled to vote at the reconvened meeting and any adjournment or postponement thereof. Since the majority of our outstanding shares must be represented at the reconvened meeting to constitute a quorum, all stockholders are urged either to attend the reconvened meeting or to vote by proxy.

  Whether or not you expect to attend the reconvened meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope.

                                          By Order of the Board of Directors,

                                          Thomas M. McCoy
                                          Secretary

Sunnyvale, California
   , 2000

   If you have any questions or need assistance completing your proxy card, please call:

                           MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (call collect)
                                      or
                         call toll-free (800) 322-2855

                            YOUR VOTE IS IMPORTANT.

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

                         ADVANCED MICRO DEVICES, INC.
                                 One AMD Place
                                 P.O. Box 3453
                       Sunnyvale, California 94088-3453

                               ----------------

                                 SUPPLEMENT TO
                     PROXY STATEMENT DATED MARCH 21, 2000
                                  RELATING TO
                      RECONVENED MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 25, 2000

                               ----------------

                              GENERAL INFORMATION

  We hereby supplement our proxy statement dated March 21, 2000 furnished to our stockholders in connection with our Annual Meeting of Stockholders held on Thursday, April 27, 2000 at 10:00 a.m., local time, at the St. Regis Hotel, 2 East 55th Street, New York, New York 10022.

  This supplement should be read in conjunction with the proxy statement. All capitalized terms used but not defined in this supplement have the meanings given to them in the proxy statement. If you need another copy of the proxy statement, please contact Thomas M. McCoy, Secretary, at the address appearing at the top of this supplement.

  This supplement is first being mailed to stockholders on or about May 8, 2000.

           INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting was convened on the date and time, and at the location, specified under "GENERAL INFORMATION" above. However, before the Annual Meeting but after the mailing of the proxy statement, our board of directors adopted a proposal to amend our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 shares. In order to give stockholders an opportunity to consider that proposal and evaluate the information contained in this supplement, the meeting was adjourned until 10:00 a.m., local time, on Thursday, May 25, 2000, at One AMD Place, Sunnyvale, California 94088-3453.

  The date for determining the stockholders of record of our common shares who will be entitled to vote at the reconvened meeting on May 25, 2000 and any further adjournments or postponements remains the close of business on February 28, 2000.

  Stockholders who are entitled to vote at the reconvened meeting can use the enclosed proxy card. You can vote by proxy or in person at the reconvened meeting on May 25, 2000. If you return your signed proxy card before the reconvened meeting, the proxy holders will vote your shares as you direct. If you return your proxy card and do not specify on the card how you want your shares voted, the proxy holders will vote them "FOR" the proposal to amend our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 shares. Your failure to return a proxy card will have the same effect as a vote against the proposal.

  We have retained MacKenzie Partners, Inc. to assist us in the proxy solicitation and will pay their fees and expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or regular employees, without additional compensation, personally or by telephone.

 PROPOSAL: AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
             THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
                          250 MILLION TO 750 MILLION

  Presently, our authorized capital stock consists of 250,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.10 per share. As of February 28, 2000, the Company had outstanding approximately 152,006,873 shares of Common Stock and no shares of Preferred Stock.

  In April 2000, our board of directors authorized an amendment to paragraph 4 of our Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 to 750,000,000 shares, subject to stockholder approval of the amendment. The text of paragraph 4 as so amended is set forth in Appendix A to this supplement.

  Under the proposed amendment, the number of authorized shares of Common Stock would be increased from 250,000,000 to 750,000,000 shares, which would leave us with 597,993,127 shares of Common Stock authorized and unissued.

  The amendment would provide the board of directors increased flexibility to issue shares for various corporate purposes. In particular, in light of the significant rise in the market price of our Common Stock, a number of individual investors are not able to purchase round lots of our stock in the market. The amendment would provide the board of directors with the ability to effect a stock split in the form of a stock dividend, an action that would be significantly constrained under our present Restated Certificate of Incorporation.

  The amendment would also provide us with the ability to issue Common Stock for a variety of other corporate purposes. These include issuances in connection with the acquisition of a business, to raise cash to expand our business and for equity incentive plans for our employees. The proposed increase in the number of shares of Common Stock will not change the number of shares of stock outstanding or the rights of the holders of such stock. Stockholders do not have preemptive rights to acquire the Common Stock authorized by this amendment.

  Although our board of directors believes that it is in the best interests of the stockholders for the board of directors to have the flexibility to issue additional shares of Common Stock in any or all of the above circumstances, the issuance of additional shares of Common Stock could, in certain instances, discourage an attempt by another person or entity to acquire control of us. The issuance of additional Common Stock, whether or not in connection with a contest for control, would, in most instances, dilute the voting power of each stockholder, and may dilute earnings and book value on a per share basis.

  Our board of directors has no present arrangements, agreements or plans to issue any of the proposed additional authorized shares of Common Stock.

VOTE AND RECOMMENDATION

  Approval of the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 to 750,000,000 shares will require the affirmative vote of the holders of a majority of the shares of the Common Stock represented and voting in person or by proxy at the reconvened meeting, assuming a quorum is present. Abstentions as to this Proposal will be treated as votes against this Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this Proposal and will not be counted as votes for or against this Proposal. Properly executed, unrevoked proxies will be voted FOR this Proposal unless a vote against this Proposal or abstention is specifically indicated in the proxy.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.

                                 OTHER MATTERS

  As of the date of this supplement, our board of directors does not know of any other matters to be submitted to the reconvened meeting. As to any other business that may come before the reconvened meeting, we intend that the person or persons voting your proxy will vote your proxy in accordance with their judgment.

  Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you either vote by telephone or by the Internet or sign and return your proxy card as soon as possible in the envelope provided.

                                                                     Appendix A

                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                         ADVANCED MICRO DEVICES, INC.

                                  Paragraph 4

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is Seven Hundred Fifty One Million (751,000,000) of which Seven Hundred Fifty Million (750,000,000) shares shall be Common Stock of the par value of One Cent ($0.01) per share and One Million (1,000,000) shares shall be Serial Preferred Stock of the par value of Ten Cents ($0.10) per share.

                                     PROXY

                         ADVANCED MICRO DEVICES, INC.

               Reconvened Meeting of Stockholders--May 25, 2000

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned appoints W.J. SANDERS III and THOMAS M. MCCOY and each of them as proxies for the undersigned, with full power of substitution to represent and to vote all the stock of the undersigned on the following matters as described in the accompanying supplemental proxy materials, receipt of which is hereby acknowledged, and according to their discretion on all other matters that may be properly presented for action at the reconvened meeting of stockholders of Advanced Micro Devices, Inc. to be held on Thursday, May 25, 2000, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on the proposal, the proxyholders will vote FOR the proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 shares, and in the discretion of the proxyholders on other matters which may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

SEE REVERSE SIDE--CONTINUED AND TO BE SIGNED ON REVERSE SIDE--SEE REVERSE SIDE

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.

[X]  Please mark as in this example

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 750,000,000 SHARES.

The board of directors recommends a vote FOR Item 1.

                                                 FOR        AGAINST      ABSTAIN
1. Amendment to the Restated Certificate        [___]        [___]        [___]
   of Incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000 shares.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                             [___]

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Please sign exactly as the name or names appear in this proxy. If the stock is issued in the name of two or more persons, all of them should sign the proxy. A proxy executed by a corporation should be signed in its name by an authorized officer. Executors, administrators and trustees so indicate when signing.

  Signature: _______  Date: ______  Signature: _______   Date: _______


                                 [DETACH HERE]


                              [LETTERHEAD OF AMD]


[Vote by Telephone]                               [Vote by Internet]

It's fast, convenient, and immediate!             It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone              is immediately confirmed and posted.
(1-877-779-8683).

Follow these four easy steps:                     Follow these four easy steps:

1. Read the accompanying Supplemental             1.  Read the accompanying Supplemental
   Proxy Materials and Proxy Card.                    Proxy Materials and Proxy Card.

2. Call the toll-free number                      2.  Go to the Website http://www.eproxyvote.com/amd
   1-877-PRX-VOTE (1-877-779-8683).                                     -----------------------------
   For stockholders residing outside the          3.  Enter your 14-digit Voter Control Number located
   United States call collect on a touch              on your Proxy Card above your name.
   tone phone 1-201-536-8073.

3. Enter your 14-digit Voter Control Number       4.  Follow the instructions provided.
   located on your Proxy Card above your name.

4.  Follow the recorded instructions.

    Your vote is important!                           Your vote is important!
    Call 1-877-PRX-VOTE anytime!                      Go to http://www.eproxyvote.com/amd anytime!
                                                        -----------------------------

     Do not return your Proxy Card if you are voting by Telephone or Internet.